                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 31, 2005
                                                 ----------------------

                                 Transpro, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                           1-13894              34-1807383
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     (State or Other Jurisdiction         (Commission          (IRS Employer
         of Incorporation)                File Number)       Identification No.)

      100 Gando Drive, New Haven, Connecticut                          06513
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          (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:    (203) 401-6450
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

         [X] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
             Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 31, 2005, Transpro entered into a merger agreement and a contribution agreement providing for the merger of Modine Manufacturing
Company's aftermarket business into Transpro. In connection with the transaction, Modine and Transpro also entered into an OEM acquisition agreement pursuant to which Modine will acquire Transpro's heavy duty OEM business.

         Pursuant to the terms of the merger agreement and contribution agreement, Modine will spin off its aftermarket business on a debt-free basis to its shareholders, and the resulting company will immediately merge into
Transpro. Each step of the transaction is expected to be tax-free to the shareholders of both companies. Following the merger, Modine shareholders will own 52% of the new company's shares, and Transpro's current shareholders will own 48%.

         Charles E. Johnson, currently CEO of Transpro, will become the new company's CEO and serve on its Board of Directors. Additionally, the new company's Board of Directors will consist of two independent directors from
Modine's Board and two Modine senior executives, as well as five independent directors from Transpro's Board. One of Transpro's current outside directors will serve as Chairman of the Board.

         The merger is subject to Transpro shareholder and regulatory approvals and other customary conditions. In addition, the merger agreement contains certain termination rights for each of Modine and Transpro and further provides that, upon termination of the merger agreement under specified circumstances, one party may be required to pay the other a termination fee of $2.5 million.

         Under the terms of the OEM acquisition agreement, Transpro will sell its heavy duty and off-road OEM business to Modine for $17 million in cash.
Although the completion of that transaction is not dependent on the closing of the aftermarket combination, it is subject to customary closing conditions, as well as the expiration or termination of the HSR waiting period as required by the merger agreement.

         The parties intend to close the merger transaction described above during the second quarter of 2005, while the sale of the OEM business is expected to close sooner. Due to the conditions set forth above and other factors, there can be no assurance that the transactions will be completed or as to their ultimate timing or terms.

         The foregoing descriptions of the merger agreement, the contribution agreement and the OEM acquisition agreement do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, and incorporated herein by reference.

         On February 1, 2005, Transpro issued a press release announcing the execution of the agreements. A copy of the press release is being filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

                                       2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:
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              Number         Description
              ------         -----------
              2.1            Agreement and Plan of Merger, dated as of January
                             31, 2005, among Modine Manufacturing Company,
                             Modine Aftermarket Holdings, Inc. and Transpro.

              2.2            Contribution Agreement, dated as of January 31,
                             2005, among Modine Aftermarket Holdings, Inc.,
                             Modine Manufacturing Company, Modine, Inc. and
                             Transpro.

              2.3            OEM Acquisition Agreement, dated as of January 31,
                             2005, between Modine Manufacturing Company and
                             Transpro.

              99.1           Press release, dated February 1, 2005.

                                       3

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           TRANSPRO, INC.

                            By: /s/ RICHARD A.  WISOT
                                ----------------------------------------------
                                Name:  Richard A. Wisot
                                Title: Vice President, Treasurer, Secretary and
                                       Chief Financial Officer

Date:  February 1, 2005

                                       4

                                 EXHIBIT INDEX
                                 -------------

              NUMBER         DESCRIPTION
              ------         -----------

              2.1            Agreement and Plan of Merger, dated as of January
                             31, 2005, among Modine Manufacturing Company,
                             Modine Aftermarket Holdings, Inc. and Transpro.

              2.2            Contribution Agreement, dated as of January 31,
                             2005, among Modine Aftermarket Holdings, Inc.,
                             Modine Manufacturing Company, Modine, Inc. and
                             Transpro.

              2.3            OEM Acquisition Agreement, dated as of January 31,
                             2005, between Modine Manufacturing Company and
                             Transpro.

              99.1           Press release, dated February 1, 2005.